reImagine HEALTH

Intervention and Prevention Symposium

Application of Structure-Based Drug Design Platform Technology For Developing Broad Spectrum COVID-19, Influenza, and HCV Antivirals

Sam Lee, Ph.D.

January 21, 2021

COCRYSTAL PHARMA, INC.

NASDAQ: COCP

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected results of our collaboration with Merck Sharp & Dohme Corp. (“Merck”), including the anticipated characteristics of the drug candidates developed as the result of this collaboration, expected funding by Merck of future research, development and commercialization of products derived from such collaboration, and the expected future payments and royalties in connection with the collaboration; the expected progress in developing a compound for the effective treatment and prevention of COVID-19 infections and the anticipated timing of achieving the value-driving milestones, including achieving pre-IND status and development of additional COVID-19 inhibitors with novel mechanism of action in 2021; the expected progress of our Influenza A program, including the initiation of Phase 1 study in Q3 2021; the expected synergetic effects of CC-42344 with approved Influenza antivirals; the expected progress of our HCV program, including future partnership for further development; the expected progress of our norovirus program and the anticipated timing of achieving the value-driving milestones, including completion of a proof-of-concept animal study in H1 2021; and our estimates with respect to market opportunities and development pipeline. Forward-looking statements are prefaced by words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “should,” “would,” “intend,” “seem,” “potential,” “appear,” “continue,” “future,” believe,” “estimate,” “forecast,” “project,” and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the risks arising from the impact of the COVID-19 pandemic on our Company, including supply chain disruptions, our continued ability to proceed with our programs, receive necessary regulatory approvals and continue to rely on certain third parties, and on the national and global economy, risks arising from our reliance on continuing collaboration with Merck under the collaboration agreement, the future results of preclinical and clinical studies, general risks arising from clinical trials, receipt of regulatory approvals, development of effective treatments and/or vaccines by competitors, and our ability to find and enter into agreements with suitable collaboration partners. Further information on the risk factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements, is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019, as amended and supplemented by the Quarterly Reports on Form 10-Q for the three months ended June 30, 2020 and the three months ended September 30, 2020. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Cocrystal Drug Discovery Platform Technology
For Developing Broad Spectrum Antiviral Therapeutics



- Drug target X-ray crystals



- Drug pocket selection



- Hit-to-lead process
- Lead optimization



- Drug candidates

Traditional Drug Discovery and Development Process: Slow Process and High Attrition Rate

- Target identification and target validation process required
- Compound screening and hit identification yield high attrition rate



Target Identification
Target validation
HTS screening
Hit to Lead
Lead discovery
Lead optimization
Preclinical lead
Clinical trials

Advantages of Cocrystal's Structure-based Drug Discovery Platform Technology


Inhibitor C
Inhibitor B
Inhibitor A

- Provide 3D structures of inhibitor protein complexes at near-atomic resolution with immediate insight to guide SAR
- Identify novel drug binding pockets
- Design and develop broad spectrum inhibitors with high barrier to drug resistance

Case Studies: Broad Spectrum Antiviral Development

HCV NS5B polymerase	▪ Broad spectrum NNI ▪ Phase 2a completed
HCV NS3 helicase	▪ Broad spectrum helicase inhibitors ▪ Preclinical stage
Influenza A PB2	▪ Broad spectrum influenza PB2 inhibitor ▪ Phase 1 in 2021
SARS-CoV 3CL (Main) protease	▪ Broad spectrum coronavirus protease inhibitors ▪ Preclinical stage

Large Scale X-ray Quality Crystal Production For High Throughput Protein Crystallography

HCV polymerase crystals (1.6-2.1 Å)



GT1a GT1b GT2a GT4a GT5a GT6a GT1b* S282T GT1b* N316Y

HCV helicase crystals (1.7-2.6 Å)



GT1b GT1a GT1b FL GT2a GT3a GT4a GT5a GT6a

Influenza PB2 crystals (1.0 – 2.5 Å)



Technology Platform Focuses on Well Validated Antiviral Drug Targets

- Viral enzymes are essential for viral replication and transcription


>2,200
cocrystal
structures
Avg resolution
1.0-2.5 Å
Coronavirus Proteases
Coronavirus replication enzymes
Influenza Replication enzymes
Influenza PB-2
HCV Polyemrases
HCV replication enzymes
HRV & Dengue polymerases
Norovirus Protease & polymerase

Case Study 1: HCV NNI Pan-genotypic Inhibitor CC-31244

- CC-31244 extends from the NNI-4 site to the active site



CC-31244
NNI-4
Active site
~90°
CC-31244
NNI-4
Active site

CC-31244: Potent, Broad Spectrum Non-nucleoside Inhibitor

- **CC-31244: HCV EC_{50} fold change, <6-fold**

Genotype	CDI-31244 EC_{50}, nM	EC_{50} Fold change	Sofosbuvir EC_{50}, nM	EC_{50} fold change
1b	5	1.0	42	1.0
1a	9	1.8	34	0.8
2b	26	5.2	28	0.66
3a	11	2.2	14	3.2
4a	21	4.2	47	1.1
5a	2	0.4	75	1.7

CC-31244 Shows Superior Activity Against All Known HCV Drug Resistant Polymerases

- CC-31244: IC_{50} fold-change against NNI drug resistant polymerases, **<5-fold**; Reference compound, HCV-796:IC_{50} fold-change, **>1,600-fold**
- Liver targeting of CC-31244 (>1,000 above EC_{50}) observed



HCV-796 (NNI-4 reference compound)
IC_{50} fold change
1800
1600
1400
1200
1000
800
600
400
200
0
Cocrystal's NNI leads
31228
31244
959
985
HCV-796
Polymerase resistance variants
S365T (NNI-4)
N316Y (NNI-4)
L419M (NNI-2)
S282T (Nuc)

CC-31244 Exhibits High Barrier to Drug Resistance

- **C445F**: only drug resistant variant isolated from *in vitro* screening
- Fold shift: **IC_{50} <2-fold and EC_{50} <7-fold**

(A) GT1b wild type



1.6 Å


C445
CDI-31244
NNI-4
Active site

(B) GT1b C445F



1.7 Å


F445
CDI-31244
NNI-4
Active site

Novel Mechanism of Inhibition by CC-31244



RNA substrate
Rotate
HCV polymerase
Back view
CC-31244 blocks RNA entry into the active site
CC-31244
CC-31244 (NNI)
HCV polymerase
Front view

Case Study 2: HCV NS3 Helicase Inhibitors

Novel Drug Binding Pocket (CBP-1) Identified

(A) HCV NS3 helicase structure



CBP-1 site
ATPase

(B) Fragment screening

Proprietary ARTIST fragment libraries

↓

4-8 fragments/cocktail

↓



Soaked with protein crystals

↓

Cocrystals



Fragment hits

Novel Mechanism of Inhibition by HCV NS3 3'-5' Unwinding Inhibitors

(A) HCV NS3 helicase fragment hits

(B) HCV NS3 helicase:dT_{15} structure


W501



Highly conserved CBP-1 site


dT_{15}
W501

Pan-Genotypic Binding Mode of HCV Helicase Inhibitor

HCV helicase crystals



GT1b GT1a GT1b FL GT2a GT3a GT4a GT5a GT6a

Overlay structure of HCV helicases (GT1-6) complexed with CDI-30103


CDI-30103
W501

Case Study 3: Influenza A PB2 Inhibitor, CC-42344
Broad Spectrum Pandemic and Seasonal Influenza Antiviral

CC-42344



2.9
2.8

Cocrystal structure of CC-42344 (1.47 Å)

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains, EC_{50} 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties
- Phase 1 will be initiated in 2021

Cap Binding (PB2), Endonuclease (PA), and Polymerase (PB1) Are Essential For Influenza Viral Replication


host pre-mRNA
AAA
chimeric viral mRNA
AAA
'cap snatching'
PB1
Polymerase complex
viral RNA
AAA
PA
PB2
Endonucleolytic cleavage
Translation
AAA
eIF4E
Ribosome complex
Trimeric RNA polymerase complex

Boivin S et al. J. Biol. Chem. 2010;285:28411-28417

PB2 Fragment Screening Reveals Highly Conserved Pocket

- The fragment binding pocket confirmed to be m7GTP binding pocket



K353
F323
F363
E361
S337
m7GTP binding pocket
Fragment hits
m7GTP binding pocket

PB2 m7GTP Binding Pocket is Highly Conserved

(A) Influenza A PB2 sequence comparison


H1N1 2009 Virginia
H1N1 1934 Puerto Rico
H1N1 1918 Spanish
H2N2 1957 Singapore
H3N2 1968 Hong Kong
H3N2 1975 Victoria
H5N1 1996 Guangdong
H5N1 2005 Qinghai
H7N9 2013 Zhejiang
Consensus
Conservation

(B) m7GTP binding pocket of all influenza A strains


H432
N429
F325
M431
R355
F323
F404
Q406
H357
K376
F363
E361
S337

Crystal Structure of PB2:ssRNA Complex Further Revealed m7GTP Binding Pocket:ssRNA Interactions

PB2:ssRNA cocrystals



2.7 Å


ssRNA
M431
K376
E361
m7GTP binding pocket

CC-42344 Shows Broad Spectrum Antiviral Activity Against Pandemic and Seasonal Influenza Strains

Influenza serotype	Strain	CC-42344, EC_{50} nM
H1N1	A/CA/07/2009	**0.12**
H1N1	A/PR/8/34	**1**
H1N1	A/Fort Monmouth/1/47	**2**
H1N1	A/NY/18/09	**5**
H3N2	A/AICHI/2/68	**0.2**
H5N1	A/VN/1193/2004	**<3.2**
H5N1	Hong Kong/213/2003	**4.5**
H5N1	Thailand/16/2004	**<3.2**
H7N7	Netherlands/219/2013	**5.6**
H7N9	Anhui/1/2013	**<3.2**
H3N2-tamiflu resistant	A/Wuhan/395/95	**0.5**
H1N1-baloxavir resistant	A/PR/8/34	**0.5**

Case Study 4: COVID-19 Direct-Acting Antivirals


No effective approved COVID-19 therapeutic or prophylactic treatment
Source: World Health Organization

Cocrystal Focuses On Multiple SARS-CoV-2 Drug Targets


Non-structural proteins
Structural and accessory proteins
1
5,000
10,000
15,000
20,000
25,000
30,000
32,500
SARS-CoV
ORF1a
ORF1b
5′
3′
PLpro
3CLpro
RdRp
Hel
End
S
E
M
N
Papain-like protease
3CL (Main) protease
Replicase complex
Helicase
Endonuclease

SARS-CoV-2, SARS-CoV-1, and MERS-CoV Protease Crystals

SARS-CoV-2 (1.8 Å)



SARS-CoV-1 (1.56 Å)



MERS-CoV (1.9 Å)



Cocrystal 3CL Protease Inhibitors Target a Highly Conserved Cysteine Residue of Coronavirus Proteases

(A) Overlay structures of coronavirus proteases


Cys 144


TT
TT
T
β11
130
140
150
SARS_CoV-2_COVID19 CAMRPNFTIKGSFLNGSCGSVGFNID
SARS-CoV-1_P0C6U8 CAMRPNHTIKGSFLNGSCGSVGFNID
MERS_K9N638 VVMRPNYTIKGSFLCGSCGSVGYTKE
HKU1-N1_P0C6U3 VTMRSSYTIKGSFLCGSCGSVGYVLT
OC43_P0C6U7 VTMRSSYTIKGSFLCGSCGSVGYVIM
229E_P0C6U2 VNMRTNWTIRGSFINGACGSPGYNLK
NL63_P0C6U6 VNLRTNFTIKGSFINGACGSPGYNVR

(B) Highly conserved Cys144 residue


SARS-CoV-2
SARS-CoV-1
MERS
HKU1
229E
NC63

SARS-CoV-2 3CL Protease Inhibitors


Protease inhibitor

Cocrystal structure of SARS-CoV-2 3CL protease

- Exhibits broad spectrum activity against viral cysteine proteases including coronaviruses, noroviruses, and picornaviruses
- Binds to a highly conserved, essential residue (Cys144) of SARS-CoV-2 3CL (Main) protease
- Shows favorable ADMET properties and *in vivo* efficacy in MERS-CoV infected mouse model
- Initiated preclinical toxicology

Summary: Cocrystal's Drug Discovery Platform Technology For Developing Broad Spectrum Antivirals

HCV NS5B polymerase	▪ Potent, pan-genotypic NNI ▪ Phase 2a completed
HCV NS3 helicase	▪ Pan-genotypic helicase unwinding inhibitors ▪ Preclinical stage
Influenza A PB2	▪ Broad spectrum pandemic and seasonal inhibitor ▪ Phase 1 in 2021
SARS-CoV 3CL (Main) protease	▪ Broad spectrum coronavirus protease inhibitors ▪ Preclinical stage